SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                  F O R M 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):  August 15, 1996

                                                  --------------------------


                           CIT RV Owner Trust 1996-A
    ------------------------------------------------------------------------
             Exact name of registrant as specified in its charter)


                                    Delaware
    ------------------------------------------------------------------------
                 (State or other jurisdiction of incorporation)


                      333-85224-01                        0
    ------------------------------------------------------------------------
               (Commission File Number) (IRS Employer Identification No.)


                  650 CIT Drive, Livingston, New Jersey 07039
    ------------------------------------------------------------------------
             (Address of principal executive offices and zip code)


Registrant's telephone number, including area code:  (201)740-5000

                                                     -----------------------

                                      N/A
    ------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

Item 5. Other Events.

               On August 15, 1996, The Bank of New York (Delaware), as Owner Trustee, made the monthly distribution to the holders of The CIT RV Owner Trust 1996-A, Class A 5.40% Asset Backed Notes and 5.85% Asset Backed Certificates.


Item 7. Financial Statements and Exhibits.

               (c)    Exhibits.

                      The following are filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.

        Exhibit No.          Description                                Page

        28                   Monthly Report delivered by                3
                             the Trustee to Certificateholders
                             in connection with distributions
                             on August 15, 1996


SIGNATURES

               Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                            THE CIT GROUP/SALES FINANCING,
                                            INC., as servicer



                                            By: /s/ Richard J. Gugliada
                                                ----------------------
                                            Name:  Richard J. Gugliada
                                            Title: Vice President

Dated:  August 29, 1996

                       THE CIT GROUP/SALES FINANCING, INC.

                        CERTIFICATE OF SERVICING OFFICER



The undersigned states that he is a Vice President of The CIT Group/Sales Financing, Inc., a corporation organized under the laws of Delaware ("CITSF"), and that as such he is duly authorized to execute and deliver this certificate on behalf of CITSF pursuant to Section 4.09 of the Sale and Servicing Agreement, dated as of February 1, 1996 (the "Agreement"), among CITSF, The CIT Group Securitization Corporation II and The Bank of New York (Delaware), as Owner Trustee (all capitalized terms used herein without definition having the respective meanings specified in the Agreement), and further states that:

1.  The  Monthly  Report  for the  period  from July 1, 1996 to July 31,1996
                                                ----------------------------
     attached to this certificate is complete and accurate in accordance with the requirements of Sections 4.09 and 5.08 of the Agreement; and

2. As of the date hereof, no Event of Termination or event that with notice or lapse of time or both would become an Event of Termination has occurred.


IN WITNESS  WHEREOF,  he has affixed  hereunto  his  signature  this 12th day of
                                                                     ----------
August 1996.
- -----------


                                      THE CIT GROUP/SALES FINANCING, INC.


                                       BY    /s/ Frank Garcia
                                             --------------------
                                             Frank Garcia
                                             Vice President

                          The CIT RV OWNER TRUST 1996-A
                        CLASS A 5.40% ASSET BACKED NOTES
                         5.85% ASSET BACKED CERTIFICATES
                                 MONTHLY REPORT

                                               End of Period           7/31/96
                                             Determination date        8/12/96
                                             Distribution date         8/15/96




All Payments on the Contracts                                      6,093,892.96
All Liquidation Proceeds on the Contracts with respect to Principal  190,455.29
Recoveries on Previously Defaulted/Liquidated Contracts                  338.29
Repurchased Contracts                                                      0.00
Servicer Advances                                                     97,228.02
Reimbursement of Prior Month Advances                               (109,247.76)
Transfer from Capitalized Interest Account                                 0.00
Investment Earnings on Collection Account                              2,208.56
Transfer of Funds from Pre-Funding Account Available for Principal         0.00
  Distribution


Total Amount Available for Distribution                            6,274,875.36

Distribution Amounts
- --------------------
1. Aggregate Note Distribution                                     5,407,300.84

2. Aggregate Certificate Distribution                                 67,030.90

    Amounts to Holder of GP Interest                                 605,917.23
    Amounts to Servicer                                              191,349.51
    Interest Payment on Cash Collateral Loan                           3,276.88

Total Distribution                                                 6,274,875.36

Interest
- --------
3. Aggregate amount of Interest
          (a) Note Interest @ 5.40                                   959,486.47
          (b) Certificate Interest @ 5.85                             67,030.90


4. Total Distribution in respect of interest
          (a) Note Interest                                          959,486.47
          (b) Certificate Interest                                    67,030.90

Principal
- ---------
Beginning Outstanding Principal Balance of Notes:                213,219,215.79


5. Formula Principal Distribution Amount                           4,447,814.37

          (a) Stated Principal                                     1,884,747.18
          (b) Principal Prepayments                                2,302,694.59
          (c) Liquidated Contracts                                   213,689.86
          (d) Defaulted Contracts                                     46,682.74
          (e) Repurchased Contracts                                        0.00

6. Distribution made in respect of Principal
          (a) Note                                                 4,447,814.37
          (b) Certificate                                                  0.00


7.  Outstanding Principal Balance of Notes:                      208,771,401.42

8.  Opening Certificate Balance                                   13,749,928.68
           Distribution made in respect of Principal Certificate           0.00
      Closing Certificate Balance                                 13,749,928.68




Contract Pool                                    Number             Amount
- -------------                                    ------             ------

9.   Closing Pool Balance                         8,914          222,521,329.81

10.  Note Pool Factor                                                 0.8836885
11.  Certificate Pool Factor                                          0.9999948


Delinquency Information                          Number             Amount
- -----------------------                          ------             ------
12. Delinquent Contracts
          (a) 31-59 Days                           82              1,827,604.30
          (b) 60-89 Days                           17                362,632.82
          (c) 90 Days or more                       6                107,640.24


13. Repossessed Contracts                           8                302,215.23
14. Repossessed Contracts Remaining in Inventory   13                379,779.70

Miscellaneous
- -------------

15. Monthly Servicing Fee  (Includ. Amount of Investment Earnings    191,349.51
     on amounts on deposit in the Collection Account)

16.  Amount of Servicer Fee Paid                                     191,349.51

17.  Opening Balance of Cash Collateral Account                    5,106,805.74
           Principal Prepayment to Cash Collateral Depositor        (100,075.82)
          Deposit to Cash Collateral Account                                -
       Available Balance of Cash Collateral Account at the End
       of the current Period                                       5.006,729.92
       Required Cash Collateral Amount                             5,006,729.92

18.   Opening Balance of funds on deposit in the Pre-Funding Account       0.00
           Monthly interest on Pre-Funding Account                         0.00
           Transfer of funds from Pre-Funding Account for Subsequent
             Contracts                                                     0.00
           Transfer of funds from Pre-Funding Account to Capitalized
             Interest Account                                              0.00
           Transfer of funds from Pre-Funding Account to Available for
             Principal Distribution                                        0.00
         Ending Balance of Prefunding Account                              0.00

19. Weighted Average Contract Rate of  all Outstanding Contracts           9.95%
    Weighted Average Remaining Term to Maturity Rate of  all             144.75
       Outstanding Contracts

20. Number of Subsequent Contracts                                        2,697

21. Aggregate Principal Balance of Subsequent Contracts           68,253,738.25

22. Number of Subsequent Contracts Purchased since the preceding
     Distribution Date                                                     0

23. Aggregate Stated Principal Balance of the Subsequent
      Contracts Purchased  since the preceding Distribution Date           0.00

24.  Opening  Balance in the Capitalized Interest Account                  0.00
           Monthly interest on Capitalized Interest Account                -
           Transfer of funds from Pre-Funding Account to Capitalized
               Interest Account                                            -
           Transfer of funds from Capitalized Interest Account to
               available for distribution                                  -
        Ending  Balance in the Capitalized Interest Account                -

25.  Amount of Monthly Advances by Servicer                           96,687.61

26.  Amount of Non-Reimbursable Payments by Servicer                     540.41

27.  Amounts to Holder of GP Interest                                605,917.23